Supplement to the
Fidelity® Select Portfolios®
Brokerage and Investment Management Portfolio
April 29, 2026
Summary Prospectus

Nadim Rabaia no longer serves as Co-Portfolio Manager of Brokerage and Investment Management Portfolio.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Will Hilkert (Co-Portfolio Manager) has managed the fund since 2026.
BRO-SUSTK-0826-106 1.9886532.106	August 27, 2026